UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2026

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Rexford Industrial Realty, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2026, the Company held its Annual Meeting of Stockholders (the "Annual Meeting"), at which stockholders voted on and approved the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in our Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 8, 2026.

Proposal 1. Election of directors, each to serve until the 2027 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert L. Antin	200,809,958	5,356,063	68,359	5,686,299
Laura Clark	205,585,332	569,991	79,057	5,686,299
Diana J. Ingram	204,841,142	1,313,233	80,005	5,686,299
Angela L. Kleiman	205,184,926	979,174	70,280	5,686,299
Debra L. Morris	204,617,477	1,280,620	336,283	5,686,299
Tyler H. Rose	204,786,768	1,369,679	77,933	5,686,299
David P. Stockert	206,109,958	50,328	74,094	5,686,299

Proposal 2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
211,822,220	30,831	67,628	—

Proposal 3. The advisory resolution to approve the Company's named executive officer compensation for the year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
182,079,352	24,078,832	76,196	5,686,299

Proposal 4. The approval of the Fourth Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
199,370,887	6,763,659	99,834	5,686,299

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fourth Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
Date: May 21, 2026	By:	/s/ David E. Lanzer
David E. Lanzer General Counsel and Corporate Secretary